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                                                                     EXHIBIT 5.0

CUSIP No. 989390109

                        AGREEMENT CONCERNING JOINT FILING
                                 OF SCHEDULE 13D

          The undersigned agree as follows:

          (i) each of them is individually eligible to use the Schedule 13D to which this Exhibit is attached, and such Schedule 13D is filed on behalf of each of them; and

          (ii) each of them is responsible for the timely filing of such
Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other person making the filing, unless such person knows or has reason to believe that such information is inaccurate.

          This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

          Dated: October 3, 2005

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                                        V. PREM WATSA


                                        /s/ V. Prem Watsa
                                        ----------------------------------------


                                        1109519 ONTARIO LIMITED


                                        By: /s/ V. Prem Watsa
                                            ------------------------------------
                                            Name: V. Prem Watsa
                                            Title: President


                                        THE SIXTY TWO INVESTMENT COMPANY
                                        LIMITED


                                        By: /s/ V. Prem Watsa
                                            ------------------------------------
                                            Name: V. Prem Watsa
                                            Title: President


                                        810679 ONTARIO LIMITED


                                        By: /s/ V. Prem Watsa
                                            ------------------------------------
                                            Name: V. Prem Watsa
                                            Title: President


                                        FAIRFAX FINANCIAL HOLDINGS LIMITED


                                        By: /s/ Paul Rivett
                                            ------------------------------------
                                            Name: Paul Rivett
                                            Title: Vice President

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                                        CRC (BERMUDA) REINSURANCE LIMITED


                                        By: /s/ Ronald Schokking
                                            ------------------------------------
                                            Name: Ronald Schokking
                                            Title: Vice President


                                        FFHL GROUP LTD.


                                        By: /s/ V. Prem Watsa
                                            ------------------------------------
                                            Name: V. Prem Watsa
                                            Title: Vice President and Director


                                        FAIRFAX INC.


                                        By: /s/ John Cassil
                                            ------------------------------------
                                            Name: John Cassil
                                            Title: Vice President


                                        TIG HOLDINGS, INC.


                                        By: /s/ V. Prem Watsa
                                            ------------------------------------
                                            Name: V. Prem Watsa
                                            Title: Chairman and Director

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                                        TIG INSURANCE GROUP, INC.


                                        By: /s/ Scott Donovan
                                            ------------------------------------
                                            Name: Scott Donovan
                                            Title: President


                                        TIG INSURANCE COMPANY


                                        By: /s/ Scott Donovan
                                            ------------------------------------
                                            Name: Scott Donovan
                                            Title: President


                                        ODYSSEY RE HOLDINGS CORP.


                                        By: /s/ Robert Giammarco
                                            ------------------------------------
                                            Name: Robert Giammarco
                                            Title: Executive Vice President and
                                                   Chief Financial Officer


                                        ODYSSEY AMERICA REINSURANCE CORPORATION


                                        By: /s/ Robert Giammarco
                                            ------------------------------------
                                            Name: Robert Giammarco
                                            Title: Executive Vice President


                                        CLEARWATER INSURANCE COMPANY


                                        By: /s/ Robert Giammarco
                                            ------------------------------------
                                            Name: Robert Giammarco
                                            Title: Executive President

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                                        CRUM & FORSTER HOLDINGS CORP.


                                        By: /s/ Carol Ann Soos
                                            ------------------------------------
                                            Name: Carol Ann Soos
                                            Title: Secretary


                                        CRUM & FORSTER HOLDING INC.


                                        By: /s/ Valerie J. Gasparik
                                            ------------------------------------
                                            Name: Valerie J. Gasparik
                                            Title: Secretary


                                        UNITED STATES FIRE INSURANCE COMPANY


                                        By: /s/ Carol Ann Soos
                                            ------------------------------------
                                            Name: Carol Ann Soos
                                            Title: Vice President